Exhibit 10.10

CONFORMED COPY

EQUITY PURCHASE AGREEMENT

BY AND BETWEEN

GENERAL MARITIME CORP.,

NAVIG8 CRUDE TANKERS, INC.,

AND

EACH OF THE COMMITMENT PARTIES PARTY HERETO

Dated as of February 24, 2015

AS AMENDED BY THAT CERTAIN AMENDMENT

Dated as of March 19, 2015

i

ii

Schedule 2	Notice Addresses
Schedule 3.3	Conflicts
Schedule 3.4(b)	Authorized and Issued Capital Stock
Schedule 3.5	Issuance
Schedule 3-A	Avenue
Schedule 3-B	Blue Mountain
Schedule 3-C	Monarch
Schedule 3-D	Oaktree
Schedule 3-E	BlackRock
Schedule 3-F	Bamboula-Shun Lee

Exhibits

Exhibit A	Form of Registration Rights Agreement
Exhibit B	Form of Pathfinder Letter
Exhibit C	Form of Shareholders Agreement
Exhibit D	Form of Joinder to the Equity Commitment Letter

Appendices

Appendix 1	Subsidiaries of GenMar and Navig8

iii

EQUITY PURCHASE AGREEMENT

THIS EQUITY PURCHASE AGREEMENT (this “Agreement”), dated as of February 24, 2015, is made by and among General Maritime Corporation, a Marshall Islands corporation (“GenMar”), Navig8 Crude Tankers, Inc., a Marshall Islands corporation (“Navig8”), on the one hand, and each Commitment Party set forth on Schedule 1 hereto (such Commitment Parties as of the date hereof, and such Commitment Parties who become party to this Agreement in accordance with Section 2.1, each referred to herein, individually, as a “Commitment Party” and, collectively, as the “Commitment Parties”), on the other hand. GenMar, Navig8, and each Commitment Party is referred to herein, individually, as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, simultaneously with the execution of this Agreement, GenMar, Gener8 Maritime Acquisition, Inc. (“Merger Sub”) and Navig8 are entering into that certain agreement and plan of merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Navig8, with Navig8 as the surviving corporation (the “Merger”);

WHEREAS, concurrently with and pursuant to the Merger, GenMar will be renamed Gener8 Maritime, Inc. (GenMar from and after the Closing, “Gener8”);

WHEREAS, the Parties believe it to be in the best interests of GenMar and Navig8, from and after the consummation of the Merger, to provide for the availability of additional capital under certain circumstances;

WHEREAS, the Commitment Parties desire to commit to purchase an aggregate of $125 million of Common Stock (as defined below) from Gener8 under the terms, and subject to the conditions, set forth in this Agreement;

WHEREAS, Gener8 may, in its sole discretion, sell an aggregate of up to $125 million of Common Stock (as defined below) to the Commitment Parties under the terms, and subject to the conditions, set forth in this Agreement;

WHEREAS, it is a condition to the obligations hereto of the Commitment Parties that the Merger be consummated; and

WHEREAS, contemporaneously with the consummation of the Merger, the Parties shall enter into a Registration Rights Agreement in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), which Registration Rights Agreement shall apply to the Common Stock acquired pursuant to this Agreement;

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, each of the Parties hereby agrees as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                    Definitions.  Except as otherwise expressly provided in this Agreement, or unless the context otherwise requires, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:

“5% Holder” means any Person that beneficially owns 5% of the issued and outstanding Common Stock after giving effect to the Merger. As used in this Agreement, “beneficial ownership” means beneficial ownership as determined pursuant to Rule 13d-3 and 13d-5 of the Exchange Act.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made; provided that no Commitment Party shall be deemed an Affiliate of GenMar or any of its Subsidiaries prior to the Closing, solely by virtue of its Purchase Commitment. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, based on equity ownership or by contract.

“Available Securities” means the Purchase Shares that any Commitment Party fails to purchase as a result of a Commitment Party Default by such Commitment Party.

“Avenue” means the entities set forth on Schedule 3-A and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such shareholder.

“Bamboula-Shun Lee” means the entities set forth on Schedule 3-F and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such shareholder.

“Bankruptcy and Equity Exception” means the extent to which the enforceability of a contract may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and (b) general principles of equity.

“BlackRock” means the entities set forth on Schedule 3-E and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such shareholder.

“Blue Mountain” means the entities set forth on Schedule 3-B and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such shareholder.

“Board” means the board of directors of Gener8 from and after the Closing, as determined pursuant to the Shareholders Agreement.

“Business Day” means any day, other than a Saturday, Sunday or legal holiday on which banks are permitted to close in New York, New York.

“Bylaws” means the amended and restated by-laws of Gener8 as of the Closing Date.

“Closing” means the closing of the Merger.

“Closing Date” means the date that the Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and the rulings issued thereunder.

“Commencement Date” means the date on which the Board offers the Purchase Offer, and duly distributes the Offer Participation Package.

“Commitment Party Default” means, with respect to any Commitment Party the failure by such Commitment Party to satisfy in full its Purchase Commitment in accordance with the terms of, and subject to the conditions set forth in, this Agreement.

“Commitment Percentage” means, with respect to any Commitment Party, the commitment percentage appearing next to such Commitment Party’s name on Schedule 1 hereto, as revised pursuant to Section 2.1(h).

“Common Stock” means the common stock, par value $0.01 per share, of Gener8 and any equity securities issued or issuable in exchange for or with respect to such Common Stock by way of dividend, split, subdivision or combination of shares, or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral.

“Convertible Securities” shall mean any bonds, debentures, notes or other evidences of indebtedness, and any warrants, shares or any other securities convertible into, exercisable for, or exchangeable for Common Stock.

“Cover Transaction” means a circumstance in which Gener8 funds all or a portion of a Deficiency Amount through available cash and/or Gener8 arranges for the sale of any remaining Available Securities, Convertible Securities, or capital stock to any Person or through the incurrence of indebtedness.

“Defaulting Commitment Party” means, with respect to any Commitment Party Default, at any time, the Commitment Party that caused such Commitment Party Default that is continuing at such time.

“Deficiency Amount” means, an amount, calculated as of the first (1st) Business Day following the expiration of the Commitment Party Replacement Period (after giving effect to a Commitment Party Replacement), equal to the difference between (x) the aggregate Exercised Purchase Shares to be issued pursuant to a given Notice of Exercise multiplied by the Exercise Price and (y) the Satisfied Purchase Commitment Amount funded pursuant to such Notice of Exercise.

“Eligible GenMar Equity Interestholder” means a GenMar Equity Interestholder, except any Initial GenMar Interestholder, who acknowledges and confirms that it is an “accredited investor” as defined in Rule 501 under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act by duly returning a Pathfinder Letter to GenMar in accordance with Section 2.1(a) and information, including but not limited to the information referenced in Rule 506(c)(2)(ii) of Regulation D under the Securities Act, sufficient for GenMar to determine in its reasonable discretion that the delivery of the Purchase Shares, the Purchase Premium and any Additional Purchase Premium to such Eligible GenMar Equity Interestholder pursuant to this Agreement complies with applicable Law.

“Eligible Navig8 Equity Interestholder” means a Navig8 Equity Interestholder, except any Initial Navig8 Interestholder, who acknowledges and confirms that it is an “accredited investor” as defined in Rule 501 under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act by duly returning a Pathfinder Letter to GenMar in accordance with Section 2.1(a) and information, including but not limited to the information referenced in Rule 506(c)(2)(ii) of Regulation D under the Securities Act, sufficient for GenMar to determine in its reasonable discretion that the delivery of the Purchase Shares, the Purchase Premium and any Additional Purchase Premium to such Eligible Navig8 Equity Interestholder pursuant to this Agreement complies with applicable Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means a trade or business (whether or not incorporated) which is under common control with GenMar within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Event” means any event, development, occurrence, circumstance or change.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulation of the SEC thereunder.

“Exercise Price” means $12.914 per Purchase Share, as adjusted pursuant to Section 2.7(a) or Section 2.7(c).

“GenMar Available Oversubscription Amount” means an amount equal to the GenMar Purchase Commitment Amount minus the aggregate Purchase Commitments of all Eligible GenMar Equity Interestholders up to and including such Eligible GenMar Equity Interestholders’ Pro Rata Commitment Amount, plus the aggregate Threshold Amounts of the Initial GenMar Commitment Parties plus the aggregate amount of additional reductions to an amount less than any Initial GenMar Commitment Party’s Threshold Amount pursuant to Section 2.1(g), provided, that the GenMar Available Oversubscription Amount shall not be less than zero.

“GenMar Purchase Commitment Amount” means $62.5 million.

“GenMar Equity Interestholder” means a Person who holds an Old GenMar Equity Interest on the Record Date.

“GenMar Senior Secured Credit Facilities” means (i) that certain Third Amended and Restated Credit Agreement, dated as of May 17, 2012, (as amended, modified and/or supplemented) by and among GenMar, General Maritime Subsidiary II Corporation, General Maritime Subsidiary Corporation as borrower, Arlington Tankers Ltd., each Subsidiary Guarantor (as defined therein), the Lenders (as defined therein) and Nordea Bank Finland Plc. as Administrative Agent and (ii) that certain Second Amended and Restated Credit Agreement, dated as of May 17, 2012, (as amended, modified and/or supplemented) by and among GenMar, General Maritime Subsidiary Corporation, General Maritime Subsidiary II Corporation, as borrower, Arlington Tankers Ltd., each Subsidiary Guarantor (as defined therein), the Lenders (as defined therein) and Nordea Bank Finland Plc. as Administrative Agent.

“Governmental Entity” means any U.S. or non-U.S., international, regional, federal, state, municipal or local governmental, judicial, administrative, legislative or regulatory authority, entity, instrumentality, agency, department, commission, court, or tribunal of competent jurisdiction (including any branch, department or official thereof).

“Initial Purchase Commitment” means, with respect to any Initial Commitment Party, the initial purchase commitment next to such Commitment Party’s name on Schedule 1 hereto as of the date hereof.

“Initial Commitment Parties” means, collectively, the Initial GenMar Commitment Parties and the Initial Navig8 Commitment Parties.

“Initial Commitment Percentage” means, (i) with respect to any Initial GenMar Commitment Party, the initial commitment percentage appearing next to such Initial GenMar Commitment Party’s name on Schedule 1-A hereto and (ii) with respect to any Initial Navig8 Commitment Party, the initial commitment percentage appearing next to such Initial Navig8 Commitment Party’s name on Schedule 1-B hereto.

“Initial GenMar Commitment Parties” means Oaktree, Blue Mountain (as a GenMar Initial Commitment Party and as indicated on Schedule 1-A), BlackRock, Bamboula-Shun Lee and Twin Haven Special Opportunities Fund IV, L.P.

“Initial Navig8 Commitment Parties” means Avenue, Monarch and Blue Mountain (as a Navig8 Initial Commitment Party and as indicated on Schedule 1-B).

“Knowledge of GenMar” means the actual knowledge of Leo Vrondissis, Peter Georgiopoulos, John Tavlarios and Milt Gonzalez, in each case, without obligation of inquiry.

“Knowledge of Navig8” means the actual knowledge of Gary Brocklesby, Nicolas Busch, Daniel Chu, Jason Klopfer and Geir Karlsen, in each case, without obligation of inquiry.

“Law” means any law (statutory or common), statute, regulation, rule, convention, code or ordinance enacted, adopted, issued or promulgated by any Governmental Entity.

“Legal Proceeding” means any legal action, suit or proceeding.

“Lien” means any lease, lien, adverse claim, charge, option, right of first refusal, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, conditional sale or other title retention agreement, defect in title or other restrictions of a similar kind.

“Material Adverse Effect” means any change, event, effect, circumstance or occurrence that, individually or in the aggregate with all such other changes, events, effects, circumstances or occurrences, has had, or would reasonably be expected to have, a material adverse effect on (i) the business, assets, financial condition or results of operations of Gener8, taken as a whole, or (ii) the ability of Gener8 to consummate the transactions contemplated by this Agreement or materially delay the ability of Gener8 to consummate the transactions contemplated hereby; provided that the following shall not be deemed to constitute a “Material Adverse Effect”: any change, event, effect, circumstance or occurrence to the extent caused by or resulting from (A) changes, events or circumstances in prevailing economic, regulatory, political or market conditions in the United States or any other jurisdiction in which Gener8 has substantial business operations, (B) changes, events or circumstances occurring after the date hereof, affecting the industries in which Gener8 operates generally, (C) changes announced or effective after the date hereof in generally accepted accounting principles applicable to Gener8, (D) changes announced or effective after the date hereof, in applicable Laws, (E) the announcement and pendency of this Agreement and the transactions contemplated hereby, (F) any outbreak of major hostilities in which the United States is involved or any act of terrorism within the United States or directed against its facilities or citizens wherever located, (G) any other acts of war, sabotage, terrorism or natural disasters or (H) changes in the global financial or securities markets or general global economic or political conditions; provided, that, with respect to a matter described in any of the foregoing clauses (A) through (D), and (F) through (H), the effect of any such matter shall only be excluded to the extent that such matter does not have, or would not reasonably be expected to have, a disproportionate effect on Gener8 relative to other Persons operating in the industry in which the Gener8 operates.  For the avoidance of doubt, the parties agree that the terms “material,” “materially” or “materiality” as used in this Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meanings ascribed to Material Adverse Effect in the prior sentence of this paragraph.

“Material Operating Subsidiaries” means, the Subsidiaries of GenMar and Navig8 set forth on Appendix 1.

“Monarch” means the entities set forth on Schedule 3-C and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such shareholder.

“Navig8 Available Oversubscription Amount” means an amount equal to the Navig8 Purchase Commitment Amount minus the aggregate Purchase Commitments of all Eligible Navig8 Equity Interestholders up to and including such Eligible Navig8 Equity Interestholders’ Pro Rata Commitment Amount, plus the aggregate Threshold Amounts of the Initial Navig8 Commitment Parties plus the aggregate amount of additional reductions to an amount less than any Initial Navig8 Commitment Party’s Threshold Amount pursuant to Section 2.1(g), provided, that the Navig8 Available Oversubscription Amount shall not be less than zero.

“Navig8 Purchase Commitment Amount” means $62.5 million.

“Navig8 Equity Interestholder” means a Person who holds an Old Navig8 Equity Interest on the Record Date.

“Oaktree” means the entities set forth on Schedule 3-D and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such shareholder.

“Offer Participation Package” means the documents delivered by GenMar to all Eligible GenMar Equity Interestholders and Eligible Navig8 Equity Interestholders pursuant to which Eligible GenMar Equity Interestholders and Eligible Navig8 Equity Interestholders may elect to participate in the Purchase Offer which shall include documents eliciting information, including but not limited to the information referenced in Rule 506(c)(2)(ii) of Regulation D under the Securities Act, sufficient for GenMar to determine in its reasonable discretion that the delivery of the Purchase Shares, the Purchase Premium and any Additional Purchase Premium to such Eligible GenMar Equity Interestholders and Eligible Navig8 Equity Interestholders pursuant to this Agreement complies with applicable Law.

“Old GenMar Equity Interests” means any shares of GenMar’s common stock, par value $0.01 per share, issued and outstanding as of the Record Date.

“Old Navig8 Equity Interests” means any shares of Navig8’s common stock, par value $0.01 per share, issued and outstanding as of the Record Date.

“Order” means any judgment, order, award, injunction, writ, permit, license or decree of any Governmental Entity or arbitrator.

“Oversubscription Allocation” means:  (i) in respect of any Eligible GenMar Equity Interestholder that is a Participating Interestholder, an amount equal to such Person’s Oversubscription Amount multiplied by a fraction, the numerator of which is the GenMar Available Oversubscription Amount and the denominator of which is the aggregate Oversubscription Amounts of all Eligible GenMar Equity Interestholders, provided that the fraction shall not exceed one and (ii) in respect of any Eligible Navig8 Equity Interestholder that is a Participating Interestholder, an amount equal to such Person’s Oversubscription Amount multiplied by a fraction, the numerator of which is the Navig8 Available Oversubscription Amount and the denominator of which is the aggregate Oversubscription Amounts of all Eligible Navig8 Equity Interestholders, provided that the fraction shall not exceed one.

“Pathfinder Letter” means a letter substantially in the form of Exhibit B hereto.

“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, associate, trust, Governmental Entity or other entity or organization.

“Pro Rata Ownership Interest” means, (i) with respect to any Initial GenMar Commitment Party or Eligible GenMar Equity Interestholder, such Person’s share of the pro rata equity ownership in GenMar at 5:00 P.M. (New York City Time) on the Record Date and (ii) with respect to any Initial Navig8 Commitment Party or Eligible Navig8 Equity Interestholder, such Person’s share of the pro rata equity ownership in Navig8 at 5:00 P.M. (New York City Time) on the Record Date.

“Pro Rata Commitment Amount” means, (i) with respect to any Initial GenMar Commitment Party or Eligible GenMar Equity Interestholder, an amount equal to the GenMar Purchase Commitment Amount multiplied by such Person’s Pro Rata Ownership Interest and (ii) with respect to any Initial Navig8 Commitment Party or Eligible Navig8 Equity Interestholder, an amount equal to the Navig8 Purchase Commitment Amount multiplied by such Person’s Pro Rata Ownership Interest.

“Purchase Commitment Extension Notice” means written notice delivered by the Board to each Commitment Party informing the Commitment Parties of the Board’s intention to exercise the Purchase Commitment Term Extension.

“Purchase Payment Date” means the date designated by the Board in a Purchase Notice of Exercise on which Purchase Shares are to be sold and issued by Gener8 and purchased by the Commitment Parties.

“Qualified IPO” means a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act, covering the offer and sale of Common Stock for the account of Gener8 in which the aggregate public offering price (before deduction of underwriters’ discounts and commissions) equals or exceeds $200,000,000; provided that such threshold amount shall be reduced dollar for dollar by the dollar value of any issuances of common stock or any other equity securities , including any capital stock that meets the definition of “Qualified Preferred Stock” in the GenMar Senior Secured Credit Facilities in effect as of the date hereof or any similar definition in future credit facilities of GenMar, issued by Gener8 following the date hereof.

“Related Party” means, with respect to any Person, any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person.

“Representatives” means, with respect to any Person, such Person’s directors, officers, employees, investment bankers, attorneys, accountants, advisors and other representatives.

“Requisite Initial Commitment Parties” means two-thirds (2/3) of the Initial Commitment Parties, including (x) at least one of Avenue and Monarch and (y) at least one of Oaktree and BlackRock.

“Satisfied Purchase Commitment Amount” means an amount equal to the number of Purchase Shares actually issued and sold by the Board and paid for by the Commitment Parties multiplied by the Exercise Price.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

“Shareholders Agreement” means that certain Shareholders Agreement, to be effective as of the Closing Date, by and among Gener8 and the Initial Commitment Parties listed on Schedule A thereto, in the form attached hereto as Exhibit C.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary), (i) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (ii) has the power to elect a majority of the board of directors or similar governing body or (iii) has the power to direct the business and policies.

“Takeover Statute” means any restrictions contained in any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation.

“Threshold Amount” means, in respect of any Initial GenMar Commitment Party of Initial Navig8 Commitment Party the lesser of such Person’s (x) Pro Rata Ownership Interest and (y) Initial Commitment Percentage.

“Transfer” means to sell, transfer, assign, pledge, hypothecate, participate, donate or otherwise encumber or dispose of. The terms “Transferee,” “Transferred,” and other forms of the word “Transfer” shall have correlative meanings.

“Vessel” means any vessel owned by GenMar, Navig8 or their respective Material Operating Subsidiaries.

Section 1.2                                    Additional Defined Terms. In addition to the terms defined in Section 1.1, additional defined terms used herein shall have the respective meanings assigned thereto in the Sections indicated in the table below.

Additional Purchase Premium	Section 2.4
Calculated Securities	Section 2.7(b)
Commitment Party	Recitals
Commitment Party Replacement	Section 2.6(a)
Commitment Party Replacement Period	Section 2.6(a)
Cover Transaction Period	Section 2.8(c)
Exercised Purchase Shares	Section 2.2(b)
Participating Interestholder	Section 2.1(b)
HSR Act	Section 5.1(a)
Indemnified Claim	Section 7.2

Indemnified Person	Section 7.1
Indemnifying Parties	Section 7.1
Indemnifying Party	Section 7.1
Initial Commitment Party Oversubscription	Section 2.1(f)
IPO	Section 2.6
IRS	Section 6.1(m)
Losses	Section 7.1
Maximum Reduction Amount	Section 2.1(f)
Merger	Recitals
Minimum Commitment	Section 2.1(g)
Minimum Commitment Deadline Date	Section 2.1(g)
Minimum Notice	Section 2.1(g)
Notice of Exercise	Section 2.2
Offering Period	Section 2.1(b)
Outside Date	Section 8.2(b)
Oversubscription Amount	Section 2.1(f)
Oversubscription Notice	Section 2.1(g)
Public Price	Section 2.6
Purchase Commitment	Section 2.2(a)
Purchase Commitment Term	Section 2.3
Purchase Commitment Term Extension	Section 2.3
Purchase Offer	Section 2.2
Purchase Premium	Section 2.4
Purchase Shares	Section 2.2(a)
Registration Rights Agreement	Recitals
Replacing Commitment Parties	Section 2.6(a)
Rights Expiration Time	Section 2.1(b)
Threshold Amount	Section 2.1(g)

Section 1.3                                    Construction.  In this Agreement, unless the context otherwise requires:

(a)                                 references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;

(b)                                 the descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement;

(c)                                  references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;

(d)                                 words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;

(e)                                  the words “hereof”, “herein”, “hereto” and “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;

(f)                                   the term this “Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;

(g)                                  “include”, “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;

(h)                                 references to “day” or “days” are to calendar days;

(i)                                     references to “the date hereof” means as of the date of this Agreement;

(j)                                    unless otherwise specified, references to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder in effect on the date of this Agreement;

(k)                                 references to “dollars” or “$” are to United States of America dollars;

(l)                                     references to “GenMar” are to General Maritime Corporation prior to the Closing Date, and to Gener8 Maritime, Inc. on and after the Closing Date; and

(m)                             references to “Gener8” are to General Maritime Corporation prior to the Closing Date, and to Gener8 Maritime, Inc. on and after the Closing Date.

ARTICLE II
THE PURCHASE COMMITMENTS

Section 2.1                                    Subscription Offering

(a)                                 Promptly following the execution of this Agreement, GenMar and Navig8 shall distribute the Pathfinder Letter to their respective shareholders as of February 26, 2015 (the “Record Date”) (other than the Initial Commitment Parties).  Any such shareholder who returns its Pathfinder Letter to GenMar by 12:00 p.m. (New York City time) on the thirteenth Business Day following the date the Pathfinder Letters are mailed, or such other date as GenMar and Navig8 shall agree in writing, shall be deemed eligible to receive a Purchase Offer as further provided in this Section 2.1.

(b)                          On the Commencement Date, which shall occur not more than fifteen (15) Business Days following the mailing of the Pathfinder Letter, GenMar shall deliver to each Eligible GenMar Equity Interestholder and each Eligible Navig8 Equity Interestholder an Offer Participation Package offering each Eligible GenMar Equity Interestholder and each Eligible Navig8 Equity Interestholder the opportunity to subscribe for a Purchase Commitment (the “Purchase Offer”).  The Purchase Offer may not be assigned or Transferred by any Eligible GenMar Equity Interestholder or Eligible Navig8 Equity Interestholder.

(c)                                  The Offer Participation Package shall include, and any Eligible GenMar Equity Interestholder or Eligible Navig8 Equity Interestholder that elects to accept and participate in the Purchase Offer (each, a “Participating Interestholder”) shall execute and return to GenMar a joinder to this Agreement substantially in the form attached hereto as Exhibit D which shall include the number of shares of Common Stock such Participating Interestholder desires to purchase.  Each Participating Interestholder that is a 5% Holder shall execute and return to GenMar:

(i)                                     a signature page to the Registration Rights Agreement pursuant to which such Participating Interestholder shall become a party thereto; and

(ii)                                  a signature page to the Shareholders Agreement pursuant to which such Participating Interestholder shall become a party thereto.

(d)                          Each Eligible GenMar Equity Interestholder or Eligible Navig8 Equity Interestholder may only elect to participate in the Purchase Offer during the period (the “Offering Period”) beginning on the Commencement Date and ending on the time and date (the “Offering Expiration Time”) that is the later of:

(i)                                     (i) 5:00 P.M. (New York City time) on the date that is the earlier of (x) eight (8) Business Days after the Commencement Date and (y) two (2) Business Days prior to the Closing Date; and

(ii)                                  such other time and date as may be determined by GenMar, on the one hand, and the Requisite Initial Commitment Parties, on the other hand,

by returning to GenMar before the Offering Expiration Time a duly executed Offer Participation Package electing to participate in the Purchase Offer.

(e)                           Once an Eligible GenMar Equity Interestholder or Eligible Navig8 Equity Interestholder validly elects to participate in the Purchase Offer by returning the Offer Participation Package in accordance with Section 2.1(c)-(d), such participating Eligible GenMar Equity Interestholder or Eligible Navig8 Equity Interestholder shall be deemed a Commitment Party under this Agreement, and such election may not be revoked.

(f)                                   The Purchase Offer shall provide that each Participating Interestholder that is an Eligible GenMar Equity Interestholder may commit to fund a Purchase Commitment in an amount less than or equal to such Participating Interestholder’s Pro Rata Commitment Amount by indicating such amount on the executed form of joinder to this Agreement.  Each Participating Interestholder may indicate on its executed form of joinder to this Agreement a desire to fund a Purchase Commitment in excess of such Participating Interestholder’s Pro Rata Commitment Amount (such excess, the “Oversubscription Amount”). Each Participating Interestholder whose duly executed joinder indicates a commitment to fund a Purchase Commitment in an amount less than or equal to such Participating Interestholder’s Pro Rata Commitment Amount shall be obligated to purchase a number of shares of Common Stock equal to the amount of such commitment divided by the Exercise Price.  Each Participating Interestholder whose duly executed joinder indicates a commitment to fund an Oversubscription Amount shall be obligated to purchase a number of shares of Common Stock equal to (i) such Participating Interestholder’s Pro Rata

Commitment Amount plus such Participating Interestholder’s Oversubscription Allocation divided by (ii) the Exercise Price provided that any Participating Interestholder’s Oversubscription Allocation shall be subject to the consent of each of GenMar and Navig8, which consents (i) may take into account such Participating Interestholder’s creditworthiness and (ii) shall not be unreasonably withheld, delayed or conditioned.

(g)                           The Purchase Commitment of each Initial Commitment Party whose Initial Commitment Percentage is greater than such Initial Commitment Party’s Pro Rata Ownership Interest (such amount, an “Initial Commitment Party Oversubscription”) shall be reduced as follows (but, for the avoidance of doubt, in no event shall any Initial Commitment Party’s Initial Purchase Commitment be reduced below zero):

(i)                                     the Purchase Commitment of each Initial GenMar Commitment Party whose Initial Commitment Percentage is greater than such Initial GenMar Commitment Party’s Pro Rata Ownership Interest shall be reduced by an amount equal to (x) the aggregate Purchase Commitments of the participating Eligible GenMar Equity Interestholders multiplied by (y) a fraction, the numerator of which is such Initial Commitment Party’s Oversubscription and the denominator of which is the aggregate amount of Initial Commitment Party Oversubscriptions of all Initial GenMar Commitment Parties; and

(ii)                                  the Purchase Commitment of each Initial Navig8 Commitment Party whose Initial Commitment Percentage is greater than such Initial Navig8 Commitment Party’s Pro Rata Ownership Interest shall be reduced by an amount equal to (x) the aggregate Purchase Commitments of the participating Eligible Navig8 Equity Interestholders multiplied by (y) a fraction, the numerator of which is such Initial Commitment Party’s Oversubscription and the denominator of which is the aggregate amount of Initial Commitment Party Oversubscriptions of all Initial Navig8 Commitment Parties,

provided, that if, after calculating the reductions described in subsections (i) and (ii) above, the Oversubscription Amount of any Eligible GenMar Equity Interestholder or any Eligible Navig8 Equity Interestholder is unsatisfied, Gener8 shall promptly deliver a written notice (an “Oversubscription Notice”) to all Initial GenMar Commitment Parties or Initial Navig8 Commitment Parties (as applicable) of the aggregate amount of such unsatisfied Commitment Amounts and offer the Initial GenMar Commitment Parties or the Initial Navig8 Commitment Parties (as applicable) the option to further reduce their respective Purchase Commitments.  Each Initial Commitment Party so notified shall, no later than five (5) Business Days after delivery of the Oversubscription Notice (“Minimum Commitment Deadline Date”), deliver a notice to GenMar or Gener8, as applicable, (“Minimum Commitment Notice”) indicating (i) whether such Initial Commitment Party agrees to reduce its Purchase Commitment and (ii) if such Initial Commitment Party agrees to such further reduction, the maximum reduction in the amount of its Purchase Commitment to which it so agrees (the “Maximum Reduction Amount”).  The amount of any Initial Commitment Party’s Purchase Commitment to which such Initial Commitment Party does not agree to further reduce is referred to as the “Minimum Commitment.”  Upon receipt by GenMar of a Minimum Commitment Notice from an Initial Commitment Party agreeing to further reduce its Purchase Commitment, such Initial Commitment Party’s Purchase Commitment shall be reduced by an amount equal to (i) if such Initial Commitment Party is an Initial GenMar Commitment Party the aggregate Oversubscription Amount of all Eligible GenMar Equity Interestholders multiplied by a fraction the numerator of which is such Initial GenMar Commitment Party’s Maximum Reduction Amount and the denominator of which is the aggregate Maximum Reduction Amounts of all Initial GenMar Commitment Parties and (ii) if such Initial Commitment Party is an Initial Navig8 Commitment Party the aggregate Oversubscription Amount of all Eligible Navig8 Equity Interestholders multiplied by a fraction the numerator of which is such Initial Navig8 Commitment Party’s Maximum Reduction Amount and the denominator of which is the aggregate Maximum Reduction Amounts of all Initial Navig8 Commitment Parties, but in no event shall any Initial Commitment Party’s Purchase Commitment be reduced to an amount less than its Minimum Commitment.  In the event GenMar does not receive a Minimum Commitment Notice from an Initial Commitment Party prior to the Minimum Commitment Deadline Date, or an Initial Commitment Party’s Minimum Notice indicates that such Initial Commitment Party elects not to agree to reduce its Purchase Commitment, such Initial Commitment Party’s Purchase Commitment shall be its Threshold Amount.

(h)                                 GenMar shall revise Schedule 1 and Schedule 2 hereto promptly after the Offering Expiration Time or the Minimum Commitment Deadline Date (if applicable) as necessary to reflect the participation of any Participating Interestholders and any change to any Initial Commitment Party’s information, including in accordance with clauses (f) or (g) above, and such revised Schedule 1 and Schedule 2 shall be deemed definitive and binding upon the Parties absent manifest error.

(i)                              GenMar shall promptly after the Offering Expiration Time or the Minimum Commitment Deadline Date (if applicable) notify each Commitment Party of its Purchase Commitment and Commitment Percentage.

Section 2.2                                    The Purchase Commitment.

(a)                                 On the basis of the representations and warranties set forth herein, and subject to the satisfaction of the conditions set forth in Article VI hereof, the Board may request in writing on fifteen (15) Business Days’ notice (a “Notice of Exercise”) that each Commitment Party, severally and not jointly, subscribe for and purchase a number of shares of Common Stock less than or equal to, for each Commitment Party (a) the number of shares of each Commitment Party’s outstanding Purchase Commitment, as set forth on Schedule 1, divided by (b) the Exercise Price (the aggregate number of shares in all Notices of Exercise with respect to each Commitment Party, its “Purchase Shares” and such obligation, its “Purchase Commitment”).  For the avoidance of doubt, the Purchase Commitment of each Commitment Party shall be determined by the Board by reference to each Commitment Party’s Commitment Percentage.  The Notice of Exercise shall include a certification from Gener8 as to the satisfaction of the conditions set forth in Article VI.  The Board may deliver a Notice of Exercise at any time prior to the expiration of the Purchase Commitment Term or the Purchase Commitment Term Extension for the subscription and purchase of shares of Common Stock after the expiration of the Purchase Commitment Term or the Purchase Commitment Term Extension, as applicable, and the obligations of the Commitment Parties shall not expire or terminate until the later of (i) the expiration of the Purchase Commitment Term or the Purchase Commitment Term Extension and (ii) the consummation of the purchase and sale of shares of Common Stock pursuant to this Section 2.2(a).

(b)                                 The Board, in its sole discretion, may, from time to time, request each Commitment Party to purchase its respective Purchase Shares in one, two or three tranches, which election shall be made and indicated by the Board in each Notice of Exercise requesting such purchase (such number of shares to be purchased with respect to each Commitment Party, its “Exercised Purchase Shares”).

(c)                           Gener8 agrees to sell and issue to each Commitment Party such Exercised Purchase Shares and each Commitment Party agrees, severally and not jointly, to subscribe for and purchase such Exercised Purchase Shares on the Purchase Payment Date designated in the corresponding Notice of Exercise.

(d)                          On any Purchase Payment Date:

(i)                                     each Commitment Party shall deposit an amount of cash equal to (x) its Exercised Purchase Shares multiplied by (y) the Exercise Price, into an account to be designated by the Board in the corresponding Notice of Exercise; and, promptly following receipt of such cash payment;

(ii)                                  Gener8 shall deliver to each Commitment Party its Exercised Purchase Shares in the form of newly-issued shares of fully paid and non-assessable Common Stock (which shall be subject to the restrictions set forth herein).

Section 2.3                                    Purchase Commitment Term. Each Purchase Commitment shall commence on the Closing Date and terminate on the date that is six (6) months from the Closing Date (the “Purchase Commitment Term”) or the date of a Qualified IPO, whichever is earlier. The Board shall have the option of extending the Purchase Commitment Term for one (1) additional 6-month period (such additional 6-month period, the “Purchase Commitment Term Extension”) by delivering a Purchase Commitment Extension Notice to each Commitment Party no later than fifteen (15) days prior to the expiration of the Purchase Commitment Term, subject to the payment of the Additional Purchase Premium.  Upon payment of the Additional Purchase Premium, the Board shall promptly give written notice of such Purchase Commitment Term Extension to each Commitment Party.

Section 2.4                                    Purchase Premium. Subject to Section 2.5 hereof, as consideration for the right to sell the Purchase Shares to the Commitment Parties and the other agreements of the Commitment Parties in this Agreement as of the date hereof, Gener8 shall, subject to Section 2.8(b), at the Closing pay or cause to be paid to each Commitment Party or its designee (provided that any such designee demonstrates, and Gener8, in its sole discretion, has verified that it is “accredited investor” as defined in Rule 501 under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act) a nonrefundable aggregate put premium equal to 5% of the shares of Common Stock such Commitment Party is obligated to purchase pursuant to Section 2.1 in the form of shares of fully paid, non-assessable Common Stock (the “Purchase Premium”). In the event of a Purchase Commitment Term Extension, Gener8 shall, subject to Section 2.8(d), within fifteen (15) days of delivery of the Purchase Commitment Extension Notice pay or cause to be paid to each Commitment Party or its designee (provided that any such designee demonstrates , and Gener8, in its sole discretion, has verified that it is “accredited investor” as defined in Rule 501 under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act) a nonrefundable put premium equal to 7.5% of the shares of Common Stock such Commitment Party remains obligated to purchase as of the date of the delivery of such shares of Common Stock payable in the form of shares of fully paid, non-assessable Common Stock (the “Additional Purchase Premium”).  The provisions for the payment of the Purchase Premium are an integral part of the transactions contemplated by this Agreement and without these provisions each Commitment Party would not have entered into this Agreement.

Section 2.5                                    Payment of Purchase Premium. The Purchase Premium and the Additional Purchase Premium, if applicable, shall be paid by Gener8 to each Commitment Party as set forth in Section 2.4. Gener8 shall retain a security interest in the Common Stock issued in payment of the Purchase Premium and any Additional Purchase Premium until the termination of the corresponding Purchase Commitment as provided in Article VIII, and Gener8 may cancel any such Common Stock issued to a Commitment Party that becomes a Defaulting Commitment Party, as further described in Section 2.8(b).  The Common Stock issued in payment of the Purchase Premium and any Additional Purchase Premium may not be Transferred, in whole or in part, prior to the full exercise or termination of a Commitment Party’s Purchase Commitment in accordance with this Agreement.  The Purchase Premium and any Additional Purchase Premium shall not be paid to any Commitment Party, and none of the Commitment Parties shall have any obligation to fund its respective Purchase Commitment, in the event that the Closing does not occur.

Section 2.6                                    IPO Rights of the Commitment Parties.  If, prior to the expiration of the Purchase Commitment Term or, in the event Gener8 has elected to extend the Purchase Commitment Term pursuant to Section 2.3, the Purchase Commitment Term Extension, the Purchase Commitment of any Commitment Party has not been exercised in full at the time of the first underwritten public offering of shares of Common Stock of Gener8 (the “IPO”), and the price per share to the public in the IPO (the “Public Price”) is less than the Exercise Price, each Commitment Party shall be entitled to purchase shares of Common Stock directly from Gener8 in a private placement transaction at a price per share equal to the Public Price as promptly as practicable after the pricing of the IPO in such amount as will result in an aggregate purchase price equal to the amount of its then remaining unexercised Purchase Commitment; provided that such Commitment Party confirms to Gener8 that the information provided in its Pathfinder Letter and Offer Participation Package in respect of its status as an “accredited investor” or “qualified institutional buyer” remains true and correct as of the time of such purchase and it is able to make customary private placement representations and covenants at the time of purchase, provided further that upon Gener8’s request such Commitment Party shall provide information, including but not limited to the information referenced in Rule 506(c)(2)(ii) of Regulation D under the Securities Act, sufficient for Gener8 to determine in its reasonable discretion that the delivery of shares of Common Stock to such Commitment Party pursuant to this Section 2.6 complies with applicable Law. For the avoidance of doubt, no underwriter fee shall be paid by any Commitment Party on purchases of Common Stock pursuant to this Section 2.6.  Gener8 and the Requisite Initial Commitment Parties shall mutually determine the procedures pursuant to which the rights of the Commitment Parties may be exercised in accordance with this Section 2.6.  The Requisite Initial Commitment Parties will have the sole and exclusive right to act on behalf of the Commitment Parties with respect to the amendment, waiver or cancellation of any rights granted to the Commitment Parties pursuant to this Section 2.6, and their determinations will be binding upon all Commitment Parties; provided, that no Commitment Party will be treated in a materially adverse and disproportionate manner from any other Commitment Party (except as required by law).

Section 2.7                                    Certain Adjustments.

(a)                                 In the event of any stock or unit split, spin-off, share or unit combination, reclassification, change of the legal form, recapitalization, liquidation, dissolution, reorganization, merger (other than the Merger), payment of a dividend or distribution (other than a cash dividend or distribution paid as part of a regular dividend or distribution program) or other similar transaction or occurrence which affects the equity securities of Gener8 or any of its Material Operating Subsidiaries or the value thereof, the Board shall in good faith adjust the number and kind of equity interests subject to the Purchase Commitments and/or the Exercise Price, as it deems reasonably necessary to address, on an equitable basis and subject to applicable Law and the effect of the applicable event on the Purchase Commitment, provided that (i) the aggregate amount of the unexercised Purchase Commitments of all Commitment Parties remains the same and (ii) notwithstanding anything contained herein to the contrary, no adjustments set forth in this Section 2.7 shall apply to adjust the number and kind of equity interests subject to the Purchase Commitments and/or the Exercise Price with respect to any Common Stock issued prior to the event giving rise to such adjustment.

(b)                                 In the event that Gener8 issues any (i) common stock or (ii) any capital stock that meets the definition of “Qualified Preferred Stock” in the GenMar Senior Secured Credit Facilities in effect as of the date hereof or any similar definition in future credit facilities of GenMar (other than in a Qualified IPO), any gross proceeds received from any such issuances of common stock or capital stock exceeding, individually or in the aggregate with all prior such issuances, seventy-five million dollars ($75,000,000) will reduce the aggregate outstanding unexercised Purchase Commitments dollar for dollar allocated pro rata among each Purchase Commitment, provided that no Purchase Commitment shall be reduced below zero.

(c)                                  After the date hereof, if GenMar or Gener8 shall issue or sell any shares of Common Stock (as actually issued or, pursuant to Section 2.7(e) below, deemed to be issued) for a consideration per share less than the Exercise Price, then immediately upon such issue or sale the Exercise Price shall be reduced to a price (calculated to the nearest cent) determined by multiplying such prior Exercise Price by a fraction, the numerator of which shall be the number of shares of “Calculated Securities” (defined below) outstanding immediately prior to such issue or sale plus the number of shares of Common Stock which the aggregate consideration received by GenMar or Gener8 for the total number of shares of Common Stock so issued or sold would purchase at such prior Exercise Price, and the denominator of which shall be the number of shares of Calculated Securities outstanding immediately prior to such issue or sale plus the number of shares of Common Stock so issued or sold, provided that no adjustment to the Exercise Price with respect to any particular issuance of Common Stock shall be made pursuant to this Section 2.7(c) to the extent an adjustment to the Exercise Price has been made pursuant to Section 2.7(a) with respect to such issuance of Common Stock.  “Calculated Securities” means (i) all shares of Common Stock actually outstanding; and (ii) all shares of Common Stock issuable upon exercise of the then unexercised Purchase Commitments (without giving effect to any adjustments to the Exercise Price of any Purchase Commitment as a result of such issuance).

(d)                          For the purposes of Section 2.7(c) above, none of the following issuances shall be considered the issuance or sale of Common Stock:

(i)                                     the issuance of Common Stock upon the conversion of any then-outstanding Convertible Securities;

(ii)                                  the issuance of shares of Common Stock (or options to purchase shares of Common Stock) to employees, directors or consultants of Gener8 under any stock plan set forth on Section 5.2(b) of the Parent Disclosure Schedules or any stock plan approved by the Board following the Closing (not including the reissuance of shares repurchased by Gener8 from employees or consultants of Gener8);

(iii)                               the issuance of shares of Common Stock or Convertible Securities to lenders, financial institutions, equipment lessors, or real estate lessors to Gener8 in connection with a bona fide borrowing or leasing transaction approved by the Board; and

(iv)                              the issuance of shares of Common Stock upon the conversion of any securities described in Section 2.7(b).

(e)                           For the purposes of Section 2.7(c) above, the following subclauses (i) through (iii), inclusive, shall also be applicable:

(i)                                     In case at any time GenMar or Gener8 shall grant any rights to subscribe for, or any rights or options to purchase, Convertible Securities, whether or not such rights or options or the right to convert, exercise or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options and upon conversion, exercise or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by GenMar or Gener8 as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to GenMar or Gener8 upon the exercise of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion, exercise or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share.

(ii)                                  In case at any time GenMar or Gener8 shall issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by GenMar or Gener8 as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to GenMar or Gener8 upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or rights or options to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 2.7(e), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(iii)                               In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock, or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount actually received by GenMar or Gener8 therefor.  In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by GenMar or Gener8 shall be deemed to be the fair value of such consideration actually received by GenMar or Gener8 in connection therewith as determined by the board of directors.

Section 2.8                                    Commitment Party Default.

(a)                          Upon the occurrence of a Commitment Party Default, each Commitment Party (other than any Defaulting Commitment Party) shall have the right, but shall not be obligated to, within five (5) Business Days after receipt of written notice from Gener8 to each other Commitment Party of such Commitment Party Default (which notice shall be given promptly following the occurrence of such Commitment Party Default) (such five Business Day period, the “Commitment Party Replacement Period”) to make arrangements to purchase all or any portion of the Available Securities (such purchase, a “Commitment Party Replacement”) on the terms and subject to the conditions set forth in this Agreement and in such amounts based upon the applicable Pro Rata Ownership Interest of any such Commitment Parties interested in purchasing Available Securities, or as may otherwise be agreed upon by all of the Commitment Parties electing to purchase all or any portion of the Available Securities (such electing Commitment Parties, each a “Replacing Commitment Party” and together, the “Replacing Commitment Parties”). Any such Available Securities purchased by a Commitment Party Replacement shall be included in the determination of the Purchase Commitment and Commitment Percentage of such Commitment Party Replacement for all purposes hereunder. If a Commitment Party Default occurs, the Purchase Payment Date shall be extended to the extent necessary to allow for (A) the Commitment Party Replacement to be completed within the

Commitment Party Replacement Period or (B) the consummation of a Cover Transaction within the Cover Transaction Period.

(b)                                 If a Commitment Party is or becomes a Defaulting Commitment Party it shall not be entitled to receive any Purchase Premium or Additional Purchase Premium payable hereunder and any Common Stock previously issued to such Defaulting Commitment Party in payment of any Purchase Premium or Additional Purchase Premium may be cancelled in whole or in part at the sole discretion of the Board.

(c)                                  Notwithstanding the foregoing, if the non-defaulting Commitment Parties do not elect to subscribe for all of the Available Securities pursuant to Section 2.8(a) prior to the expiration of the Commitment Party Replacement Period, Gener8 shall have an additional fifteen (15) Business Days following the expiration of the Commitment Party Replacement Period (such period, the “Cover Transaction Period”) to consummate a Cover Transaction.

(d)                                 Notwithstanding anything to the contrary contained herein, if the Commitment Party Replacement has not been consummated upon expiration of the Commitment Party Replacement Period and a Cover Transaction has not been consummated prior to the expiration of the Cover Transaction Period, this Agreement may be terminated by (i) Gener8 by written notice to each Commitment Party or (ii) Commitment Parties (other than any Defaulting Commitment Parties) representing more than three-quarters (3/4) of the aggregate Commitment Percentages represented by all of the Commitment Parties (other than any Defaulting Commitment Parties) by written notice to Gener8.

(e)                                  For the avoidance of doubt, notwithstanding anything to the contrary set forth in Section 8.2, but subject to Section 9.10, no provision of this Agreement shall relieve any Defaulting Commitment Party from liability hereunder in connection with such Defaulting Commitment Party’s Commitment Party Default, and Gener8 shall have available to it all rights and remedies under law or equity, including specific performance.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF NAVIG8 AND GENMAR

Each of GenMar and Navig8 hereby represent and warrant to the Commitment Parties as set forth below.

Section 3.1                                    Organization. Each of GenMar and Navig8, is a corporation duly organized, validly existing and in good standing or has equivalent status under the Laws of the Republic of the Marshall Islands, and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted and as it is proposed to be conducted.

Section 3.2                                    Corporate Power and Authority. Each of GenMar and Navig8 has full corporate power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by each of GenMar and Navig8, and (assuming due authorization, execution and delivery by each other party hereto) this Agreement constitutes a legal, valid and binding obligation of each of GenMar and Navig8 enforceable against each of

GenMar and Navig8, as the case may be, in accordance with its terms subject to the Bankruptcy and Equity Exception.

Section 3.3                                    Execution and Delivery; Enforceability. The execution, delivery and performance by GenMar of this Agreement, and the consummation of the transactions contemplated hereby, do not and will, with or without the giving of notice or the lapse of time or both, not: (i) subject to (w) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the securities laws of any non-U.S. country, (x) such filings as may be required under the HSR Act or other applicable Takeover Statutes, (y) as set forth in Schedule 3.3 or (z) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices for which the failure to obtain or make which are not and would not reasonably be expected to be, individually or in the aggregate, material to GenMar, Navig8 or their respective Material Operating Subsidiaries taken as a whole, except with respect to the a delay in the consummation of the transactions contemplated hereby, conflict with, or result in any violation or breach of, or default under (whether upon lapse of time or the occurrence of any act or event or otherwise), any provision of the articles of incorporation or bylaws of GenMar or Navig8, or of the charter, bylaws or other organizational documents of any of their respective Material Operating Subsidiaries, (ii) conflict with or result in a violation or breach of any provision of any Law or Order applicable to GenMar, Navig8 or any of their respective Material Operating Subsidiaries or any of its or their property or assets or (iii) conflict with, or result in any violation or breach of, or constitute (whether upon lapse of time or the occurrence of any act or event or otherwise) a default (or result or give rise to a right of termination, modification, cancellation or acceleration of any obligation or loss of any material benefit) under, require the payment of a penalty under, constitute a change in control under, or require a consent, notice, waiver or other action by any Person under the terms conditions or provisions of any Contract to which GenMar, Navig8 or any of their respective Material Operating Subsidiaries is a party or by which GenMar, Navig8 or any of their respective Material Operating Subsidiaries is bound or to which any of their respective properties and assets are subject.  Assuming the accuracy of the representations made by each Commitment Party in connection with the transactions contemplated in this Agreement, except as set forth in subsection (i) of this Section 3.3, neither GenMar nor Navig8 is required to give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Entity in order for the Parties to consummate the transactions contemplated hereby.

Section 3.4                                    Authorized and Issued Capital Stock. The authorized capital stock of GenMar consists of 50,000,000 shares of Class A common stock, $0.01 par value per share (“GenMar Class A Common Stock”), 30,000,000 shares of Class B common stock, $0.01 par value per share (“GenMar Class B Common Stock,” together with the GenMar Class A Common Stock, the “GenMar Common Stock”), and 5,000,000 shares of preferred stock, $0.01 par value per share (“GenMar Preferred Stock”), in each case as of the date hereof. As of the close of business on the date of this Agreement, (i) 11,270,196 GenMar Class A Common Stock are issued and outstanding, (ii) 22,002,998 GenMar Class B Common Stock are issued and outstanding, (iii) no shares of GenMar Common Stock are held in the treasury of GenMar or by subsidiaries of GenMar, and (iv) no shares of GenMar Preferred Stock are issued and outstanding. The rights and privileges of each class of GenMar’s capital stock are as set forth in GenMar’s articles of incorporation.  Except as set forth in this Section 3.4 and on Schedule 3.4(b), as of the date hereof (i) there are no voting or equity securities of any class of capital stock of GenMar, or any security exchangeable into or exercisable for such securities, issued, reserved for issuance or outstanding, (ii) there is no subscription, warrant, option, convertible or exchangeable security, or other right (contingent or otherwise) to purchase or otherwise acquire equity securities of GenMar that is authorized or outstanding, and (iii) there is no commitment by GenMar to issue shares, subscriptions, options, warrants convertible or exchangeable securities, calls or other such rights or to distribute to holders of any of its equity securities any evidence of Indebtedness or assets, to repurchase or redeem any securities of GenMar or to grant, extend, accelerate the vesting of, change the price of, or otherwise amend any warrant, option, convertible or exchangeable security or other such right.

Section 3.5                                    Issuance. The shares of Common Stock, when issued by GenMar or Gener8, as applicable, to each Commitment Party in accordance with this Agreement, including in connection with the Purchase Premium or any Additional Purchase Premium, will be duly issued, fully paid, non-assessable and free and clear of any Liens other than (v) Liens created or imposed by such Commitment Party, (w) transfer restrictions imposed hereunder, (x) any restrictions under the Shareholders Agreement, (y) as set forth in Schedule 3.5(a) or (z) arising under applicable securities Laws.

Section 3.6                                    Arm’s Length. Each of Navig8 and GenMar acknowledges and agrees that (a) each Commitment Party is acting solely in the capacity of an arm’s-length contractual counterparty to each of Navig8 and GenMar with respect to the transactions contemplated hereby and not as a financial advisor or a fiduciary to, or an agent of, Navig8, GenMar or any of their Material Operating Subsidiaries and (b) no Commitment Party is advising Navig8 or GenMar or any of their Material Operating Subsidiaries as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.

Section 3.7                                    Financial Statements. The audited balance sheet, consolidated statements of income and retained earnings and cash flows for the year ended December 31, 2013 as provided by each of Navig8 and GenMar, and the unaudited pro-forma balance sheet, statements of income and retained earnings and cash flows for the period ended September 30, 2014 as provided by Navig8 and GenMar, were prepared based on the books and records of Navig8 and GenMar, as applicable, and fairly present, in all material respects, the consolidated financial condition of each of Navig8 and GenMar and their respective Material Operating Subsidiaries as at such date and the consolidated results of the operations of each of Navig8 and GenMar and their respective Material Operating Subsidiaries for the period ended on such date, all in accordance with U.S. generally accepted accounting principles consistently applied subject, in the case of the unaudited pro-forma balance sheet, statements of income and retained earnings and cash flows, to normal and recurring year-end adjustments (the effect of which will not expected to be, individually or in the aggregate, material) and the absence of notes (that, if presented, would not differ materially in amount or significance from those presented in the audited balance sheet, consolidated statements of income and retained earnings and cash flows).

Section 3.8                                    No Violation; Compliance with Laws. Each of Navig8, GenMar and their Material Operating Subsidiaries is (i) not in violation of its charter or bylaws, and (ii) in compliance with all applicable Laws, except where any failure to comply with any such applicable Laws would not, alone or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 3.9                                    No Unlawful Payments. Neither Navig8, GenMar nor any of their Material Operating Subsidiaries nor (to the Knowledge of Navig8 or GenMar, as applicable) any director, officer, agent, employee, representative, consultant or other persons associated with or acting for or on behalf of Navig8, GenMar and their Material Operating Subsidiaries has, directly or indirectly, in connection with their respective businesses (i) used any funds for unlawful contributions, gifts, entertainment or other expenses relating to political activity or for the business of Navig8, GenMar and their Material Operating Subsidiaries, (ii) made any unlawful payment or offered anything of value to non-U.S. or domestic government officials or employees or to non-U.S. or domestic political parties or campaigns, (iii) made any other unlawful payment, or (iv) violated any applicable export control, money laundering or anti-terrorism Law or regulation, nor have any of them otherwise taken any action which would cause Navig8, GenMar or any of their Material Operating Subsidiaries to be in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law of similar effect.

Section 3.10                             Compliance with Sanctions Laws. None of Navig8, GenMar nor any of their Material Operating Subsidiaries nor (to the Knowledge of Navig8 or GenMar, as applicable) any of their directors, officers, employees or agents is a person with whom transactions are prohibited or limited under any economic sanctions Laws, including those administered by the Office of Foreign Assets Control of the United States Department of the Treasury, the European Union, the United Kingdom or the United Nations Security Council.

Section 3.11                             No Broker’s Fees. Neither Navig8 nor GenMar nor any of their Material Operating Subsidiaries is a party to any Contract with any Person (other than this Agreement) that would give rise to a valid claim for a brokerage commission, finder’s fee or like payment in connection with the Purchase Commitments or the sale of the Purchase Shares.

Section 3.12                             No Registration Rights. Except as contemplated by the Registration Rights Agreement, as of the Closing Date, there will be no registration rights with respect to any equity security of any class of GenMar.

Section 3.13                             Investment Company Act. Neither the entry into this Agreement, nor the application of the proceeds nor the consummation of the transactions contemplated hereby, will require Navig8 or GenMar to register as an “investment company” under the Investment Company Act of 1940, as amended.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF EACH COMMITMENT PARTY

Each Commitment Party represents and warrants, severally and not jointly as set forth below.

Section 4.1                                    Organization. Such Commitment Party is a legal entity duly organized, incorporated or formed, as applicable, and is validly existing and in good standing (or the equivalent thereof) under the laws of its jurisdiction of organization, incorporation or formation.

Section 4.2                                    Power and Authority. If such Commitment Party is an individual, such Commitment Party has the full legal capacity under the laws of his or her jurisdiction of domicile to enter into, execute and deliver this Agreement and to perform his or her obligations hereunder.  If such Commitment Party is not an individual, such Commitment Party has the requisite corporate, limited partnership or limited liability company power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary corporate, limited partnership or limited liability company action required for the due authorization, execution, delivery and performance by it of this Agreement.

Section 4.3                                    Execution and Delivery. This Agreement (a) has been duly and validly executed and delivered by such Commitment Party and (b) when executed and delivered, will constitute the valid and binding obligation of such Commitment Party, enforceable against such Commitment Party in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 4.4                                    No Conflict. The execution, delivery and performance by such Commitment Party and the consummation of the transactions contemplated hereby, do not and will, with or without the giving of notice or the lapse of time or both, not: (i) subject such consents, approvals, orders, authorizations, registrations, declarations, filings or notices for which the failure to obtain or make which are not and would not reasonably be expected to be, individually or in the aggregate, material to such Commitment Party, except with respect to the a delay in the consummation of the transactions contemplated hereby, conflict with, or result in any violation or breach of, or default under (whether upon lapse of time or the occurrence of any act or event or otherwise), any provision of the articles of incorporation or bylaws of such Commitment Party, (ii) conflict with or result in a violation or breach of any provision of any Law or Order applicable to such Commitment Party or any of its or their property or assets or (iii) conflict with, or result in any violation or breach of, or constitute (whether upon lapse of time or the occurrence of any act or event or otherwise) a default (or result or give rise to a right of termination, modification, cancellation or acceleration of any obligation or loss of any material benefit) under, require the payment of a penalty under, constitute a change in control under, or require a consent, notice, waiver or other action by any Person under the terms conditions or provisions of any Contract to which such Commitment Party is a party or by which it is bound or to which any of their respective properties and assets are subject.  Except as set forth in subsection (i) of this Section 4.4, such Commitment Party is not required to give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Entity in order for the Parties to consummate the transactions contemplated hereby.

Section 4.5                                    No Registration. Each Commitment Party represents and warrants that it is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. Such Commitment Party understands that the Purchase Shares, Purchase Premium and any Additional Purchase Premium have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of such Commitment Party’s representations as expressed herein. Such Commitment Party understands that the Purchase Shares, Purchase Premium and any Additional Purchase Premium are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Commitment Party must hold the Purchase Shares, Purchase Premium and any Additional Purchase Premium indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

Such Commitment Party acknowledges that Gener8 has no obligation to register or qualify the Purchase Shares, Purchase Premium and any Additional Purchase Premium for resale except as set forth in the Registration Rights Agreement. Such Commitment Party further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Purchase Shares, Purchase Premium and any Additional Purchase Premium and on requirements relating to Gener8 which are outside of such Commitment Party’s control, and which Gener8 is under no obligation and may not be able to satisfy.

Section 4.6                                    No Public Market. Such Commitment Party understands that no public market now exists for the Purchase Shares, Purchase Premium and any Additional Purchase Premium, and that GenMar has made no assurances that a public market will ever exist for the Purchase Shares, Purchase Premium and any Additional Purchase Premium.

Section 4.7                                    Legends. Such Purchaser understands that the Purchase Shares, Purchase Premium and any Additional Purchase Premium, as applicable, may bear one or all of the following legends:

(a)                                 “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON                                       , HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.  THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE (I) RESTRICTIONS PURSUANT TO ARTICLE TWELVE OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE ISSUER (THE “COMPANY”), AND (II) CONDITIONS SPECIFIED IN THE SHAREHOLDERS’ AGREEMENT, DATED AS OF [      ], 2015, AS AMENDED OR MODIFIED FROM TIME TO TIME, GOVERNING THE COMPANY AND BY AND AMONG CERTAIN SHAREHOLDERS, AND (III) CONDITIONS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF [      ], 2015, AS AMENDED OR MODIFIED FROM TIME TO TIME, AND (IV) TERMS AND CONDITIONS SPECIFIED IN THE EQUITY PURCHASE AGREEMENT, DATED AS OF FEBRUARY 24, 2015, AS AMENDED OR MODIFIED FROM TIME TO TIME.  A COPY OF ANY OF SUCH AMENDED AND RESTATED ARTICLES OF INCORPORATION, SHAREHOLDERS’ AGREEMENT OR REGISTRATION RIGHTS AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

(b)                                 Any legend set forth in, or required by this Agreement.

(c)                                  Any legend required by the securities laws of any state or jurisdiction to the extent such laws are applicable to the Purchase Shares, Purchase Premium and any Additional Purchase Premium, as applicable, represented by the certificate so legended.

Section 4.8                                    Purchasing Intent. Such Commitment Party is acquiring the Purchase Shares, Purchase Premium and any Additional Purchase Premium for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of any part thereof not in compliance with applicable securities laws, and such Commitment Party has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Commitment Party further represents that such Commitment Party does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Purchase Shares, Purchase Premium and any Additional Purchase Premium, as applicable.

Section 4.9                                    Arm’s Length. Such Commitment Party acknowledges and agrees that (a) each of Navig8 and GenMar is acting solely in the capacity of an arm’s-length contractual counterparty to such Commitment Party with respect to the transactions contemplated hereby and not as a financial advisor or a fiduciary to, or an agent of, such Commitment Party and (b) neither Navig8 nor GenMar is advising such Commitment Party as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.

Section 4.10                             No Broker’s Fees. Such Commitment Party has not entered and will not enter into any Contract with any Person (other than this Agreement) that would give rise to a valid claim against GenMar, Navig8 or Gener8 for a brokerage commission, finder’s fee or like payment in connection with the sale of the Purchase Shares, Purchase Premium or any Additional Purchase Premium.

Section 4.11                             Sufficient Funds. Such Commitment Party has or has unconditional access, including from its Affiliates (free from any conditions, consents or approvals, other than conditions, consents or approvals related to such Commitment Party’s compliance procedures or ministerial processes), to as of the date of this Agreement, and immediately prior to each Purchase Payment Date will have, sufficient funds to satisfy (i) all of its payment obligations hereunder, including the payments required by such Commitment Party pursuant to Article II and (ii) all fees and expenses payable by such Commitment Party in connection the transactions contemplated by this Agreement.

ARTICLE V
ADDITIONAL COVENANTS

Section 5.1                                    Commercially Reasonable Efforts.

(a)                                 Without in any way limiting any other respective obligation of Navig8, GenMar, Gener8 or any Commitment Party in this Agreement, Navig8, GenMar and Gener8 shall use (and shall cause its Subsidiaries to use), and each Commitment Party shall use, commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement, including using commercially reasonable efforts in timely preparing and filing all documentation reasonably necessary to effect all necessary notices, reports and other filings of such Party and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party or Governmental Entity, including in respect of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”), if applicable.

(b)                                 Navig8, GenMar and Gener8 shall use (and shall cause its Subsidiaries to use), and each of the Commitment Parties shall use, commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable in order to defend any Legal Proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and thereby, including to seek to have any stay or temporary restraining order entered by any Governmental Entity vacated or reversed.

(c)                                  Navig8 and GenMar shall use commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable in order to effect the offering of Common Stock issued in accordance with this Agreement pursuant to the exemption from registration set forth in Rule 506(c) of Regulation D under the Securities Act.

Section 5.2                                    Registration Rights Agreement. On or prior to the Closing Date, each Initial Commitment Party, each Commitment Party that is a 5% Holder and Gener8 shall execute the Registration Rights Agreement.

ARTICLE VI

CONDITIONS TO THE OBLIGATIONS OF EACH PARTY

Section 6.1                                    Conditions to the Obligation of each Commitment Party. The obligations of each Commitment Party to consummate its obligations to purchase its Purchase Shares on any Purchase Payment Date in accordance with Section 2.2 shall be subject to (unless waived in accordance with Section 6.2) the satisfaction or waiver of the following conditions:

(a)                                 Purchase Premium. Gener8 shall have paid in full the Purchase Premium and the Additional Purchase Premium, if applicable, in accordance with Sections 2.3 and 2.4.

(b)                                 No Legal Impediment to Issuance. No Law or Order shall have been enacted, adopted or issued by any Governmental Entity of (i) the United States (including any state or subdivision thereof), (ii) the jurisdiction of incorporation or formation of Gener8 or (iii) any jurisdiction where any vessel of Gener8 or its Subsidiaries is flagged, in each case that prohibits the transactions contemplated by this Agreement.

(c)                                  Expiration of Waiting Period. The waiting period or required approval applicable to the transactions contemplated by this Agreement under the HSR Act, if applicable, and any other applicable Takeover Statute shall have expired.

(d)                                 Representations and Warranties. The representations and warranties of Navig8 and GenMar contained in (i) Article III, other than the representations and warranties set forth in Sections 3.1, 3.2, 3.4 and 3.11, shall be true and correct (disregarding all materiality or, subject to this clause (d)(i), Material Adverse Effect qualifiers) at and as of the date hereof and any Purchase Payment Date with the same effect as if made on and as of such Purchase Payment Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), except where the failure to be so true and correct does not constitute a Material Adverse Effect, (ii) Sections 3.1, 3.2 and 3.11 shall be true and correct in all respects at and as of the date hereof and any Purchase Payment Date with the same effect as if made on and as of such Purchase Payment Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date) and (iii) Section 3.4 shall be true and correct in all material respects at and as of the date hereof and any Purchase Payment Date with the same effect as if made on and as of such Purchase Payment Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects only as of the specified date); provided, however, any breach of Navig8’s representations and warranties as set forth in the Merger Agreement shall be disregarded for the purposes of determining whether the conditions set forth in clauses (ii) or (iii) have been satisfied.

(e)                                  Covenants. Gener8, Navig8 and GenMar shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement.

(f)                                   Material Adverse Effect. From the Closing Date to such Purchase Payment Date, there shall not have occurred, and there shall not exist, any Event that constitutes, individually or in the aggregate with all Events occurring since the execution of the Merger Agreement,  a Material Adverse Effect.

(g)                                  Registration Rights Agreement and Shareholders Agreement. The Registration Rights Agreement and Shareholders Agreement are in full force and effect.

(h)                                 Merger.  The Closing of the Merger shall have occurred.

(i)                                     Officer’s Certificate. The Commitment Parties shall have received on and as of the applicable Purchase Payment Date a certificate of the chief executive officer or chief financial officer of Gener8 confirming that the conditions set forth in Sections 6.1(d), (e), (f) and (g) have been satisfied.

Section 6.2                                    Waiver of Conditions to Obligation of Commitment Parties. All or any of the conditions set forth in Section 6.1, except Section 6.1(c), may only be waived in whole or in part with respect to any Commitment Party by a written instrument executed by such Commitment Party in its sole discretion and if so waived, each such Commitment Party and Gener8 shall be bound by such waiver.

Section 6.3                                    Conditions to the Obligation of Gener8. The obligation of Gener8 to consummate the transactions contemplated hereby with any Commitment Party is subject to (unless waived by Gener8) the satisfaction of each of the following conditions:

(a)                                 No Legal Impediment to Issuance. No Law or Order shall have been enacted, adopted or issued by any Governmental Entity of (i) the United States (including any state or subdivision thereof) or (ii) any jurisdiction where any vessel of Gener8 or its Subsidiaries is flagged, in each case that prohibits the implementation of the Agreement or the transactions contemplated by this Agreement.

(c)                                  Expiration of Waiting Period. The waiting period or required approval applicable to the transactions contemplated by this Agreement under the HSR Act, if applicable, and any other applicable Takeover Statute shall have expired.

(d)                                 Representations and Warranties. The representation and warranty of each Commitment Party contained in Article IV herein shall be true and correct (disregarding all materiality qualifiers) at and as of the date hereof and any Purchase Payment Date with the same effect as if made on and as of such Purchase Payment Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), except where the failure to be so true and correct does not constitute a material adverse effect on such Commitment Party’s ability to consummate the transactions contemplated hereby.

(e)                                  Covenants. Each Commitment Party shall have performed and complied, in all material respects, with all of its covenants and agreements contained in this Agreement.

(f)                                   Merger. The Closing of the Merger shall have occurred.

ARTICLE VII
INDEMNIFICATION AND CONTRIBUTION

Section 7.1                                    Indemnification Obligations. Navig8 and GenMar (the “Indemnifying Parties” and each an “Indemnifying Party”) shall, jointly and severally, indemnify and hold harmless each Commitment Party, its Affiliates, shareholders, members, partners and other equity holders, general partners, managers and its and their respective Representatives, agents, advisors and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and costs and expenses (collectively, “Losses”) that any such Indemnified Person may incur or to which any such Indemnified Person may become subject arising out of or in connection with this Agreement and the transactions contemplated hereby and thereby, including the Purchase Commitments, the payment of the Purchase Premium or the use of the proceeds of the Purchase Commitments, or any breach by Navig8 and GenMar of this Agreement, or any claim, challenge, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, whether or not such proceedings are brought by the Navig8 and GenMar, their respective equity holders, Affiliates, creditors or any other Person, and reimburse each Indemnified Person upon demand for reasonable and documented (subject to redaction to preserve attorney client and work product privileges) legal or other third-party expenses incurred in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including in connection with the enforcement of the indemnification obligations set forth herein), irrespective of whether or not the transactions contemplated by this Agreement are consummated or whether or not this Agreement is terminated; provided that the foregoing indemnity will not, as to any Indemnified Person, apply to Losses (a) as to a Defaulting Commitment Party and its Related Parties, caused by a Commitment Party Default by such Commitment Party, or (b) to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the bad faith, willful misconduct or gross negligence of such Indemnified Person.

Section 7.2                                    Indemnification Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Indemnifying Parties in writing of the commencement thereof; provided that (i) the omission to so notify the Indemnifying Parties will not relieve the Indemnifying Parties from any liability that it may have hereunder except to the extent it has been materially prejudiced by such omission and (ii) the omission to so notify the Indemnifying Parties will not relieve the Indemnifying Parties from any liability that it may have to such Indemnified Person otherwise than on account of this Article VII. In case any such Indemnified Claims are brought against any Indemnified Person and it notifies the Indemnifying Parties of the commencement thereof, the Indemnifying Parties will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to such Indemnified Person, to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and the Indemnifying Parties and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Indemnifying Parties, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Indemnifying Parties to such Indemnified Person of its election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Indemnifying Parties shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof (other than reasonable costs of investigation) unless (A) such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Indemnifying Parties shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required) and that all such expenses shall be reimbursed as they occur), (B) the Indemnifying Parties shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time after notice of commencement of the Indemnified Claims, (C) the Indemnifying Parties shall have failed or is failing to defend such claim, and is provided written notice of such failure by the Indemnified Person and such failure is not cured within fifteen (15) Business Days of receipt of such notice, or (D) the Indemnifying Parties shall have authorized in writing the employment of counsel for such Indemnified Person.

Section 7.3                                    Settlement of Indemnified Claims. The Indemnifying Parties shall not be liable for any settlement of any Indemnified Claims effected without their written consent (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Indemnifying Parties or if there is a final judgment for the plaintiff in any such Indemnified Claims, each of the Indemnifying Parties agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by such Indemnifying Party hereunder in accordance with, and subject to the limitations of, the provisions of this Article VII. The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall be granted or withheld in the Indemnified Person’s sole discretion), effect any settlement of any pending or threatened Indemnified Claims in respect of which indemnity or contribution has been sought hereunder by such Indemnified Person unless (A) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Indemnified Claims and (B) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

Section 7.4                                    Contribution. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless from Losses that are subject to indemnification pursuant to Section 7.1, then the Indemnifying Parties shall contribute to the amount paid or payable by such Indemnified Person as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Parties, on the one hand, and such Indemnified Person, on the other hand, but also the relative fault of the Indemnifying Parties, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations.

Section 7.5                                    Treatment of Indemnification Payments. All amounts paid by the Indemnifying Party to an Indemnified Person under this Article VII shall, to the extent permitted by applicable Law, be treated as adjustments to the aggregate purchase price paid between such parties for all tax purposes.

ARTICLE VIII

TERMINATION

Section 8.1                                    Termination Rights. Each and every Purchase Commitment may be terminated and the transactions contemplated hereby may be abandoned:

(a)                                 at any time prior to the Closing Date by GenMar and the Initial Commitment Parties (other than any Defaulting Commitment Parties) responsible for more than three-quarters (3/4) of the aggregate Initial Purchase Commitment (other than any Defaulting Commitment Parties) by written notice to GenMar from such Initial Commitment Parties and written notice of GenMar’s consent to such termination from GenMar to such Initial Commitment Parties;

(b)                                 at any time by Gener8 by written notice to each Commitment Party or by written notice to Gener8 from each Commitment Party if any Law or Order shall have been enacted, adopted or issued by any Governmental Entity of (i) the United States (including any state or subdivision thereof) or (ii) any jurisdiction where any vessel of Gener8 or its subsidiaries is flagged, in each case that prohibits the transactions contemplated by this Agreement;

(c)                                  at any time after the Closing Date by Commitment Parties (other than any Defaulting Commitment Parties) responsible for more than three quarters (3/4) of the aggregate Purchase Commitment (other than any Defaulting Commitment Parties) by written notice to Gener8 if:

(i)                                     Gener8 shall have breached any representation, warranty, covenant or other agreement made by Gener8 in this Agreement or any such representation and warranty shall have become inaccurate after the date of this Agreement that, in each case, would result in the failure of any condition set forth in Section 6.1 (provided, however, that solely for the purposes of this Section 8.1(c)(i) the condition set forth in clause (ii) of Section 6.1(d) shall be deemed to reference accuracy of Sections 3.1, 3.2 and 3.11 in all material respects as of the dates referenced in such clause (ii)) being satisfied, and such breach or inaccuracy, if able to be cured, is not cured by Gener8 by the earlier of (A) the tenth (10th) Business Day after the giving of notice thereof to Gener8 by any Commitment Party and (B) the third (3rd) Business Day prior to the Outside Date; provided that the Commitment Parties shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if they are then in breach of any representation, warranty, covenant or other agreement hereunder that would result in the failure of any condition set forth in Section 6.3 being satisfied; and

(ii)                                  since the Closing Date, there shall have occurred, or there shall exist, an Event that constitutes, individually or in the aggregate with all Events occurring since the execution of the Merger Agreement, a Material Adverse Effect.

Any Common Stock previously issued as a Purchase Premium or Additional Purchase Premium in connection with a Purchase Commitment terminated pursuant to this Section 8.1 shall remain the property of the Commitment Party in possession of such Common Stock, and will no longer be subject to the restriction on Transfer set forth in Section 2.5, provided, in each case, that such Commitment Party is not a Defaulting Commitment Party at the time of such termination.

Section 8.2                                    Automatic Termination. This Agreement shall be terminated automatically and without any further action by GenMar, Navig8 or the Commitment Parties if:

(a)                                 the Merger has not occurred by 11:59 p.m. (New York City time) on October 8, 2015 (the “Outside Date”), subject to any extension as may be mutually agreed in writing by GenMar and each Commitment Party;

(b)                                 the Merger Agreement terminates in accordance with its terms;

(c)                                  the aggregate Purchase Commitment is reduced to zero pursuant to Section 2.7(b); or

(c)                                  the consummation of a Qualified IPO occurs.

Any Common Stock previously issued as a Purchase Premium or Additional Purchase Premium in connection with a Purchase Commitment terminated pursuant to this Section 8.2 shall remain the property of the Commitment Party in possession of such Common Stock, and will no longer be subject to the restriction on Transfer set forth in Section 2.5, provided, in each case, that such Commitment Party is not a Defaulting Commitment Party at the time of such termination.

Section 8.3                                    Effect of Termination. Upon termination pursuant to this Article VIII, the Purchase Commitments so terminated shall forthwith become void and there shall be no further obligations or liabilities on the part of such Commitment Party; provided that (i) the provisions set forth in Article IX shall survive the termination of this Agreement in accordance with their terms and (ii) subject to Section 9.10, nothing in this Section 8.3 shall relieve any Party from liability for any breach of this Agreement prior to such termination.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1                                    Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as will be specified by like notice):

(a)                                 If to GenMar or Gener8:

General Maritime Corporation / Gener8, Inc.

299 Park Avenue

New York, New York 10171

Facsimile:  (212) 763-5603

Attention:                                         Leonard J. Vrondissis, CFO

with a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Facsimile:  (212) 715-8100
E-mail: tmolner@kramerlevin.com,
tshen@kramerlevin.com
Attn: Thomas E. Molner, Esq., Terrence L. Shen, Esq.

(b)                                 If to Navig8:

Navig8 Crude Tankers, Inc.
2nd Floor, Kinnaird House,
1 Pall Mall East, London
SW1Y 5AU

Facsimile: +44 (0)20 7467 5867
E-mail: nicolas@navig8group.com

Attention: Nicolas Busch

with copies (which shall not constitute actual or constructive notice) to:

Latham & Watkins LLP
885 Third Avenue
New York, NY 10011

Facsimile: (212) 751-4864
E-mail: Raymond.Lin@lw.com; Stephen.Amdur@lw.com
Attention:                                         Raymond Y. Lin, Esq.; Stephen B. Amdur, Esq.

If to a Commitment Party, to the address set forth opposite such Commitment Party’s name on Schedule 2.

Section 9.2                                    Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of GenMar and the Commitment Parties and any purported assignment in violation of this Section 9.2 shall be void ab initio.  Except as provided in Article VII with respect to the Indemnified Persons, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the Parties any rights or remedies under this Agreement.

Section 9.3                                    Prior Negotiations; Entire Agreement. This Agreement (including the agreements attached as Exhibits to, and the documents and instruments referred to in, this Agreement) constitutes the entire agreement of the Parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement, except that the Parties hereto acknowledge that any confidentiality agreements heretofore executed among the Parties will continue in full force and effect.

Section 9.4                                    Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES CONSENT AND AGREE THAT ANY ACTION TO ENFORCE THIS AGREEMENT OR ANY DISPUTE, WHETHER SUCH DISPUTES ARISE IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY SHALL BE BROUGHT EXCLUSIVELY IN ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK IN NEW YORK COUNTY AND EACH OF THE PARTIES SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH ACTION OR DISPUTE.  EACH PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES NOT TO ASSERT (A) ANY OBJECTION WHICH IT MAY EVER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR DISPUTE IN ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK IN NEW YORK COUNTY, (B) ANY CLAIM THAT ANY SUCH ACTION OR DISPUTE BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (C) ANY CLAIM THAT SUCH COURT DOES NOT HAVE JURISDICTION WITH RESPECT TO SUCH ACTION OR DISPUTE. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING TO AN ADDRESS PROVIDED IN WRITING BY THE RECIPIENT OF SUCH MAILING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

Section 9.5                                    Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE.

Section 9.6                                    Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.

Section 9.7                                    Amendments; Waivers; Certain Actions; Rights Cumulative.  This Agreement may be amended, restated, modified, or changed only by a written instrument signed by the Parties, except as otherwise expressly provided herein, provided that GenMar may, in its sole discretion and subject to the approval of Opps Marine Holdings TP, L.P. and BlackRock, as applicable, amend Schedule 1-A to reallocate up to $1,500,000 of the Initial Purchase Commitment from OCM Marine Holdings TP, L.P. to either or both of, Opps Marine Holdings TP, L.P. and BlackRock.

Section 9.8                                    Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

Section 9.9                                    Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions or order for specific performance of a Purchase Commitment without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.

Section 9.10                             Damages. Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential damages or damages for lost profits.

Section 9.11                             No Reliance. No Commitment Party or any of its Related Parties shall have any duties or obligations to the other Commitment Parties in respect of this Agreement or the transactions contemplated hereby or thereby, except those expressly set forth herein.

Without limiting the generality of the foregoing, (a) no Commitment Party or any of its Related Parties shall be subject to any fiduciary or other implied duties to the other Commitment Parties, (b) no Commitment Party or any of its Related Parties shall have any duty to take any discretionary action or exercise any discretionary powers on behalf of any other Commitment Party, (c) (i) no Commitment Party or any of its Related Parties shall have any duty to the other Commitment Parties to obtain, through the exercise of diligence or otherwise, to investigate, confirm, or disclose to the other Commitment Parties any information relating to GenMar, Navig8 or any of their Subsidiaries that may have been communicated to or obtained by such Commitment Party or any of its Affiliates in any capacity and (ii) no Commitment Party may rely, and confirms that it has not relied, on any due diligence investigation that any other Commitment Party or any Person acting on behalf of such other Commitment Party may have conducted with respect to GenMar, Navig8 or any of their Affiliates or any of their respective securities and (d) each Commitment Party acknowledges that no other Commitment Party is acting as a placement agent, initial purchaser, underwriter, broker or finder with respect to its Purchase Shares, Purchase Premium or any Additional Purchase Premium.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

GENERAL MARITIME CORP.

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	Chief Financial Officer and Executive Vice President

[Signature Page to Equity Purchase Agreement]

NAVIG8 CRUDE TANKERS, INC.

By:	/s/ Nicolas Busch
Name:	Nicolas Busch
Title:	Director and Chief Executive Officer

[Signature Page to Equity Purchase Agreement]

AVENUE-SLP EUROPE OPPORTUNITIES FUND, L.P.
By: Avenue-SLP Europe Opportunities Fund GenPar, LLC, as its General Partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Avenue Europe Opportunities Master Fund, L.P.
By: Avenue Europe Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Avenue Europe Special Situations Fund II (Euro), L.P.
By: Avenue Europe Capital Partners II, LLC, its General Partner
By: GL Europe Partners II, LLC, its Managing Member

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Avenue Europe Special Situations Fund II (U.S.), L.P.
By: Avenue Europe Capital Partners II, LLC, its General Partner
By: GL Europe Partners II, LLC, its Managing Member

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE COPPERS OPPORTUNITIES FUND, L.P.
By:	Avenue COPPERS Opportunities Fund GenPar, LLC,
its General Partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

[Signature Page to Equity Purchase Agreement]

MANAGED ACCOUNTS MASTER FUND SERVICES - MAP10, a Sub Trust of Managed Accounts Master Fund Services
By: Avenue Capital Management II, L.P., its Investment Manager
By: Avenue Capital Management II GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE INVESTMENTS, L.P.
By: Avenue Partners, LLC, Its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE INTERNATIONAL MASTER, L.P.
By: Avenue International Master GenPar, Ltd., Its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Director

AVENUE SPECIAL SITUATIONS FUND VI (MASTER), L.P.
By: Avenue Capital Partners VI, LLC, Its General Partner

By: GL Partners VI, LLC
Its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

[Signature Page to Equity Purchase Agreement]

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel & Vice President

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel & Vice President

BLUEMOUNTAIN KICKING HORSE FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel & Vice President

[Signature Page to Equity Purchase Agreement]

BLUEMOUNTAIN TIMBERLINE LTD.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel & Vice President

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel & Vice President

[Signature Page to Equity Purchase Agreement]

Monarch Alternative Solutions Master Fund Ltd
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Christopher Santana
Name: Christopher Santana
Title: Managing Principal

Monarch Capital Master Partners II LP
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Christopher Santana
Name: Christopher Santana
Title: Managing Principal

MCP Holdings Master LP
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Christopher Santana
Name: Christopher Santana
Title: Managing Principal

Monarch Debt Recovery Master Fund Ltd
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Christopher Santana
Name: Christopher Santana
Title: Managing Principal

[Signature Page to Equity Purchase Agreement]

Monarch Opportunities Master Fund Ltd
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Christopher Santana
Name: Christopher Santana
Title: Managing Principal

P Monarch Recovery Ltd
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Christopher Santana
Name: Christopher Santana
Title: Managing Principal

[Signature Page to Equity Purchase Agreement]

Schedule 1-A

Schedule 1-A: GenMar Commitment Parties

Commitment Party	Initial Purchase Commitment	Initial Commitment Percentage	Purchase Commitment	Commitment Percentage
BlackRock	$18,000,000	28.8%	$17,071,133.61	27.31%
BlueMountain	$12,500,000	20.0%	$11,882,322.18	19.01%
OCM Marine Holdings TP, L.P.	$13,500,000	21.6%	$13,500,000	21.6%
Twin Haven	$7,500,000	12.0%	$7,163,910.13	11.46%
Bamboula-Shun Lee	$8,000,000	12.8%	$7,362,074.08	11.77%
Opps Marine Holdings TP, L.P.	$3,000,000	4.8%	$3,000,000	4.8%
The Anschutz Foundation	N/A	N/A	$2,000,000	3.2%
Houlihan Lokey Capital, Inc.	N/A	N/A	$516,560	0.82%
Robert Slusser	N/A	N/A	$4,000	0.0064%
Total	$62.5 million	100.0%	$62.5 million	100.0	%(1)

Schedule 1-B

Schedule 1-B: Navig8 Commitment Parties

Commitment Party	Initial Purchase Commitment	Initial Commitment Percentage	Purchase Commitment	Commitment Percentage
Avenue	$25,000,000	40.0%	$15,973,815.13	25.56%
Monarch	$25,000,000	40.0%	$12,856,178.35	20.57%
Blue Mountain	$12,500,000	20.0%	$8,648,720.45	13.84%
Sankaty(2)	N/A	N/A	$14,999,994.54	24.00%
Navig8 Limited	N/A	N/A	$5,466,163.71	8.75%
Knighthead(3)	N/A	N/A	$3,388,679.60	5.42%
Archview(4)	N/A	N/A	$590,819.59	0.95%
Farmstead(5)	N/A	N/A	$575,628.63	0.92%
Total	$62.5 million	100.0%	$62.5 million	100.0%

(1)  Rounded up from 99.97.

(2)  “Sankaty” consists of the following entities: Sankaty Credit Opportunities V-A, L.P., Sankaty Credit Opportunities V-A2 (Master), L.P. and Sankaty Credit Opportunities V-B, L.P.

(3)  “Knighthead” consists of the following entities: Knighthead Master Fund, LP, Knighthead (NY) Fund, LP, Knighthead Annuity & Life Assurance Company and LMA SPC for and on behalf of MAP84 Segregated Portfolio

(4)  “Archview” consists of the following entities: Archview Master Fund Ltd. and Archview Fund L.P.

(5)  “Farmstead” consists of the following entities: Farmstead Master Fund , Ltd. and OC 530 Offshore Fund, Ltd.

SCHEDULE 2

Shareholders

Avenue - COPPERS Opportunities Fund, L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Europe Opportunities Master Fund, L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue-SLP European Opportunities Fund, L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Europe Special Situations Fund II (Euro), L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Europe Special Situations Fund II (U.S.), L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Investments, LP	399 Park Avenue, 6th Floor New York, NY 10022

Avenue International Master, LP	399 Park Avenue, 6th Floor New York, NY 10022

Managed Accounts Master Fund Services - MAP10	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Special Situations Fund VI (Master), LP	399 Park Avenue, 6th Floor New York, NY 10022

BlueMountain Guadalupe Peak Fund L.P.

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

Email: legalnotices@bmcm.com

Attention: General Counsel

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

BlueMountain Montenvers Master Fund SCA SICAV-SIF

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

Email: legalnotices@bmcm.com

Attention: General Counsel

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

BlueMountain Kicking Horse Fund L.P.

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

Email: legalnotices@bmcm.com

Attention: General Counsel

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

BlueMountain Timberline Ltd.

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

Email: legalnotices@bmcm.com

Attention: General Counsel

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

Blue Mountain Credit Alternatives Master Fund L.P.

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

Email: legalnotices@bmcm.com

Attention: General Counsel

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com Attention: Steven M. Cohen

BlueMountain Credit Opportunities Master Fund I L.P.

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

BlueMountain Long/Short Credit and Distressed Reflection Fund, a sub-fund of AAI BlueMountain Fund PLC

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

BlueMountain Long Short Credit and Distressed Reflection Fund PLC

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

BlueMountain Montenvers Master Fund

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701 Email: scohen@morganlewis.com Attention: Steven M. Cohen

BlueMountain Distressed Master Fund L.P.

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

BlueMountain Long Short Credit Master Fund L.P.

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

BlueMountain Strategic Credit Master Fund L.P.

c/o BlueMountain Capital Management, LLC

280 Park Ave., 12th Floor

New York, NY 10017

Facsimile: (212) 905-3901

Email: pfriedman@bluemountaincapital.com

Attention: Paul Friedman

With a copy (which shall not constitute notice) to:

Morgan Lewis Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701

Email: scohen@morganlewis.com

Attention: Steven M. Cohen

Monarch Alternative Solutions Master Fund Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

Monarch Capital Master Partners II LP	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

MCP Holdings Master LP	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

Monarch Debt Recovery Master Fund Ltd	c/o Monarch Alternative Capital LP,

535 Madison Avenue, New York, NY 10022

Monarch Opportunities Master Fund Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

P Monarch Recovery Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

OCM Marine Holdings TP, L.P.	c/o Oaktree Capital Management LP,
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
	Facsimile:	(213) 830-6300
	Email:	jford@oaktreecapital.com
apierce@oaktreecapital.com
	Attention:	B. James Ford
Adam Pierce

With a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
333 South Hope Street
Los Angeles, CA 90071
	Facsimile:	(312) 862-2200
	Email:	christopher.greeno@kirkland.com
hamed.meshki@kirkland.com
	Attention:	Christopher J. Greeno, P.C.
Hamed Meshki

Opps Marine Holdings TP, L.P.	c/o Oaktree Capital Management LP,
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
	Facsimile:	(213) 830-6499
	Attention:	Mahesh Balakrishnan,
Jennifer Box

Bamboula Partners LP

3555 Timmons Lane, Suite 800

Houston, Texas 77027

Attention: Whitney Neighbors

Facsimile: (713) 623-2317

Email: Investments@1922investments.com

With a copy to:

1922 Investment Company LLC

3555 Timmons Lane, Suite 800

Houston, Texas 77027

Attention: Lynn-Anne M. Schow

Facsimile: (978) 463-1766

Email: Investments@1922investments.com

Shun Lee Dynasty Holdings LP

3555 Timmons Lane, Suite 800

Houston, Texas 77027

Attention: Whitney Neighbors

Facsimile: (713) 623-2317

Email: Investments@1922investments.com

With a copy to:

1922 Investment Company LLC

3555 Timmons Lane, Suite 800

Houston, Texas 77027

Attention: Lynn-Anne M. Schow Facsimile: (978) 463-1766 Email: Investments@1922investments.com

BlackRock Funds II, BlackRock High Yield Bond Portfolio

c/o BlackRock Financial Management, Inc.

Leveraged Finance Group

55 East 52nd Street

New York, New York 10055

Email: alexander.defelice@blackrock.com

Attention: Alex DeFelice

With a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street

New York, New York 10022

Email: legaltransactions@blackrock.com

Attention: David Maryles and Vincent Taurassi

BlackRock Corporate High Yield Fund VI, Inc.

c/o BlackRock Financial Management, Inc.

Leveraged Finance Group

55 East 52nd Street

New York, New York 10055

Email: alexander.defelice@blackrock.com

Attention: Alex DeFelice

With a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street

New York, New York 10022

Email: legaltransactions@blackrock.com

Attention: David Maryles and Vincent Taurassi

MET Investors Series Trust — BlackRock High Yield Portfolio

c/o BlackRock Financial Management, Inc.

Leveraged Finance Group

55 East 52nd Street

New York, New York 10055

Email: alexander.defelice@blackrock.com

Attention: Alex DeFelice

With a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street

New York, New York 10022

Email: legaltransactions@blackrock.com

Attention: David Maryles and Vincent Taurassi

Twin Haven Special Opportunities Fund IV, L.P.

c/o Twin Haven Capital Partners, LLC

11111 Santa Monica Blvd.

Suite 525

Los Angeles, CA 90025

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Facsimile: (212) 728-9129

Email: aturteltaub@willkie.com Attention: Adam M. Turteltaub

SCHEDULE 3.3

Consents

None.

SCHEDULE 3.4(b)

Authorized and Issued Capital Stock

Second Amended and Restated Articles of Incorporation of General Maritime Corporation, dated as of December 11, 2013

Amended and Restated Shareholders’ Agreement, dated as of December 12, 2013, by and among General Maritime Corporation and the shareholders from time to time party thereto Warrant Agreement, dated as of May 17, 2012, between General Maritime Corporation and Computershare Shareowner Services LLC

The 2012 Equity Incentive Plan Documents listed under the heading titled the same of Schedule 5.2(b) shall by incorporated by reference into this Schedule 5.2(d)

Amended and Restated Letter Agreement, dated as of December 12, 2013, by and among General Maritime Corporation, OCM Marine Holdings TP, L.P., ARF II Maritime Holdings LLC and Aurora Resurgence Fund II, LP

Letter Agreement, dated as of December 12, 2013, by and among General Maritime Corporation, OCM Marine Holdings TP, L.P., BlackRock Funds II, BlackRock High Yield Bond Portfolio, BlackRock Corporate High Yield Fund VI, Inc. and MET Investors Series Trust — BlackRock High Yield Portfolio

Letter Agreement, dated as of December 12, 2013, by and among General Maritime Corporation, OCM Marine Holdings TP, L.P. and Twin Haven Special Opportunities Fund IV, L.P.

Following Closing, Amended and Restated Warrant Agreement

New Parent Employee Plan following its effectiveness

SCHEDULE 3.5

Restrictions on Issuance

Agreements Creating Liens

A&R Governing Documents

Equity Purchase Agreement

Registration Rights Agreement

Shareholder Agreement

Required Consents and Approvals

Consents required of certain shareholders of the Parent pursuant to the terms and conditions of the Amended and Restated Shareholders’ Agreement, dated as of December 12, 2013, by and among General Maritime Corporation and the shareholders from time to time party thereto

Consents required of certain shareholders of the Parent pursuant to the terms and conditions of the Second Amended and Restated Articles of Incorporation of General Maritime Corporation, dated as of December 11, 2013

Parent Shareholder Approval

SCHEDULE 3-A

Avenue

Avenue - COPPERS Opportunities Fund, L.P.

Avenue Europe Opportunities Master Fund, L.P.

Avenue-SLP European Opportunities Fund, L.P.

Avenue Europe Special Situations Fund II (Euro), L.P.

Avenue Europe Special Situations Fund II (U.S.), L.P.

Avenue Investments, LP

Avenue International Master, LP

Managed Accounts Master Fund Services - MAP10

Avenue Special Situations Fund VI (Master), LP

SCHEDULE 3-B

Blue Mountain

BlueMountain Guadalupe Peak Fund L.P.

BlueMountain Montenvers Master Fund SCA SICAV-SIF

BlueMountain Kicking Horse Fund L.P.

BlueMountain Timberline Ltd.

Blue Mountain Credit Alternatives Master Fund L.P.

BlueMountain Credit Opportunities Master Fund I L.P.

BlueMountain Long/Short Credit and Distressed Reflection Fund, a sub-fund of AAI BlueMountain Fund PLC

BlueMountain Long Short Credit and Distressed Reflection Fund PLC

BlueMountain Montenvers Master Fund

BlueMountain Distressed Master Fund L.P.

BlueMountain Long Short Credit Master Fund L.P.

BlueMountain Strategic Credit Master Fund L.P.

SCHEDULE 3-C

Monarch

Monarch Alternative Solutions Master Fund Ltd

Monarch Capital Master Partners II LP

MCP Holdings Master LP

Monarch Debt Recovery Master Fund Ltd

Monarch Opportunities Master Fund Ltd

P Monarch Recovery Ltd

SCHEDULE 3-D

Oaktree

OCM Marine Holdings TP, L.P.

Opps Marine Holdings TP, L.P.

SCHEDULE 3-E

BlackRock

BlackRock Funds II, BlackRock High Yield Bond Portfolio

BlackRock Corporate High Yield Fund VI, Inc.

MET Investors Series Trust — BlackRock High Yield Portfolio

SCHEDULE 3-F

Bamboula-Shun Lee

Bamboula Partners LP

Shun Lee Dynasty Holdings LP

APPENDIX 1

Subsidiaries of GenMar

Entity Name	Owner	Jurisdiction of Incorporation
Arlington Tankers Ltd.	General Maritime Corporation	Bermuda
Arlington Tankers, LLC	Arlington Tankers Ltd.	Delaware
Companion Ltd.	Arlington Tankers Ltd.	Bermuda
Compatriot Ltd.	Arlington Tankers Ltd.	Bermuda
Concept Ltd.	Arlington Tankers Ltd.	Bermuda
Concord Ltd.	Arlington Tankers Ltd.	Bermuda
Consul Ltd.	Arlington Tankers Ltd.	Bermuda
Contest Ltd.	Arlington Tankers Ltd.	Bermuda
General Maritime Crewing (Singapore) Pte. Ltd.	General Maritime Management (Portugal) LLC	Singapore
General Maritime Crewing Pte. Ltd.	General Maritime Crewing (Singapore) Pte. Ltd.	Russia
General Maritime Management (Portugal) LLC	General Maritime Management LLC	Marshall Islands
General Maritime Management (Portugal), LDA	General Maritime Management (Portugal) LLC	Portugal
General Maritime Management LLC	General Maritime Subsidiary Corporation	Marshall Islands
General Maritime Subsidiary Corporation	General Maritime Corporation	Marshall Islands
General Maritime Subsidiary II Corporation	General Maritime Corporation	Marshall Islands
General Maritime Subsidiary NSF Corporation	General Maritime Corporation	Marshall Islands
GMR Administration Corp.	General Maritime Subsidiary Corporation	Marshall Islands
Gener8 Maritime Acquisition, Inc.	General Maritime Corporation	Marshall Islands
GMR Agamemnon LLC	General Maritime Subsidiary Corporation	Liberia
GMR Argus LLC	General Maritime Subsidiary Corporation	Marshall Islands
GMR Atlas LLC	General Maritime Subsidiary II Corporation	Marshall Islands
GMR Chartering LLC	General Maritime Subsidiary Corporation	New York
GMR Daphne LLC	General Maritime Subsidiary Corporation	Marshall Islands
GMR Elektra LLC	General Maritime Subsidiary Corporation	Marshall Islands
GMR George T LLC	General Maritime Subsidiary Corporation	Marshall Islands

GMR Harriet G LLC	General Maritime Subsidiary Corporation	Liberia
GMR Hercules LLC	General Maritime Subsidiary II Corporation	Marshall Islands
GMR Hope LLC	General Maritime Subsidiary Corporation	Marshall Islands
GMR Horn LLC	General Maritime Subsidiary Corporation	Marshall Islands
GMR Kara G LLC	General Maritime Subsidiary Corporation	Liberia
GMR Maniate LLC	General Maritime Subsidiary II Corporation	Marshall Islands
GMR Minotaur LLC	General Maritime Subsidiary Corporation	Liberia
GMR Orion LLC	General Maritime Subsidiary Corporation	Marshall Islands
GMR Defiance LLC	General Maritime Subsidiary Corporation	Liberia
GMR Phoenix LLC	General Maritime Subsidiary Corporation	Marshall Islands
GMR Poseidon LLC	General Maritime Subsidiary II Corporation	Marshall Islands
GMR Spartiate LLC	General Maritime Subsidiary II Corporation	Marshall Islands
GMR Spyridon LLC	General Maritime Subsidiary Corporation	Marshall Islands
GMR St. Nikolas LLC	General Maritime Subsidiary Corporation	Marshall Islands
GMR Star LLC	General Maritime Subsidiary Corporation	Liberia
GMR Strength LLC	General Maritime Subsidiary Corporation	Liberia
GMR Ulysses LLC	General Maritime Subsidiary II Corporation	Marshall Islands
GMR Zeus LLC	General Maritime Subsidiary II Corporation	Marshall Islands
STI Cavaliere Shipping Company Limited	VLCC Acquisition I Corporation	Marshall Islands
STI Dundee Shipping Company Limited	VLCC Acquisition I Corporation	Marshall Islands
STI Edinburgh Shipping Company Limited	VLCC Acquisition I Corporation	Marshall Islands
STI Esles Shipping Company Limited	VLCC Acquisition I Corporation	Marshall Islands
STI Glasgow Shipping Company Limited	VLCC Acquisition I Corporation	Marshall Islands
STI Newcastle Shipping Company Limited	VLCC Acquisition I Corporation	Marshall Islands
STI Perth Shipping Company Limited	VLCC Acquisition I Corporation	Marshall Islands
Unique Tankers LLC	General Maritime Management LLC	Marshall Islands
Victory Ltd.	Arlington Tankers Ltd.	Bermuda

Vision Ltd.	Arlington Tankers Ltd.	Bermuda
VLCC Acquisition I Corporation	General Maritime Corporation	Marshall Islands

Subsidiaries of Navig8

Entity Name	Owner	Jurisdiction of Incorporation
Navig8 Crude Tankers 1 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 2 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 3 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 4 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 5 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 6 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 7 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 8 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 9 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 10 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 11 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 12 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 13 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands
Navig8 Crude Tankers 14 Inc	Navig8 Crude Tankers, Inc.	Marshall Islands